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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.   20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 13, 1997



                         Barrett Resources Corporation
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                   1-13446            84-0832476
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(State or other jurisdiction    (Commission File    (IRS Employer
 of incorporation)               Number)             Identification No.)




       1515 Arapahoe Street, Tower 3, Suite 1000, Denver, Colorado 80202
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            (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code (303) 572-3900
                                                          --------------
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Item 5. Other Events
        ------------

        Press Release. The information set forth in a press release of the Registrant dated February 13, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
         ---------------------------------

         (c) Exhibit


Exhibit
Number       Description
------       -----------

99.1         Press release dated February 13, 1997

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 13, 1997            BARRETT RESOURCES CORPORATION



                                    By: /s/ John F. Keller
                                        -------------------------
                                         John F. Keller
                                         Executive Vice President

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